UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2026
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Miami International Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-42805	26-1482385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7 Roszel Road, Suite 1A Princeton, New Jersey 08540
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (609) 897-7300

N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	MIAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02 Unregistered Sales of Equity Securities.
Since April 1, 2026, the end of the period covered by the most recent report filed on any of Forms 8-K, 10-K or 10-Q under this Item 3.02 by Miami International Holdings, Inc. (the “Company”), through June 17, 2026, the Company issued an aggregate of 1,881,554 shares of common stock, par value $0.001 per share (“Common Stock”) to one accredited investor, one current consultant and nine former consultants in consideration of (i) an aggregate cash purchase price of $175,000 (in connection with the cash exercise of warrants to purchase 12,500 shares of Common Stock), (ii) the surrender of 102,790 shares of Common Stock in connection with the cashless exercises of outstanding warrants to purchase 355,065 shares of Common Stock for an aggregate exercise price totaling $4,848,503 and (iii) the surrender of 2,362,279 warrants exercisable for shares of Common Stock in connection with an Exchange Agreement between the Company and an accredited investor.

Title of Securities	Issuance Date	Number of Shares Issued	Aggregate Consideration
Common Stock	5/6/2026	41,923	Surrender of 58,077 shares of Common Stock pursuant to the cashless exercises of warrants with an exercise price of $26.00 per share.
Common Stock	5/26/2026	177,668	Surrender of 21,791 shares of Common Stock pursuant to the cashless exercises of warrants with an exercise price of $5.50 per share.
Common Stock	5/26/2026	12,787	Surrender of 1,568 shares of Common Stock pursuant to the cashless exercises of warrants with an exercise price of $5.50 per share.
Common Stock	5/27/2026	12,500	$175,000.00
Common Stock	5/29/2026	925	Surrender of 950 shares of Common Stock pursuant to the cashless exercises of warrants with an exercise price of $26.00 per share.
Common Stock	5/29/2026	3,236	Surrender of 3,327 shares of Common Stock pursuant to the cashless exercises of warrants with an exercise price of $26.00 per share.
Common Stock	5/29/2026	3,698	Surrender of 3,802 shares of Common Stock pursuant to the cashless exercises of warrants with an exercise price of $26.00 per share.
Common Stock	5/29/2026	925	Surrender of 950 shares of Common Stock pursuant to the cashless exercises of warrants with an exercise price of $26.00 per share.
Common Stock	6/4/2026	5,334	Surrender of 5,916 shares of Common Stock pursuant to the cashless exercises of warrants with an exercise price of $26.00 per share.
Common Stock	6/4/2026	1,778	Surrender of 1,972 shares of Common Stock pursuant to the cashless exercises of warrants with an exercise price of $26.00 per share.
Common Stock	6/4/2026	889	Surrender of 986 shares of Common Stock pursuant to the cashless exercises of warrants with an exercise price of $26.00 per share.
Common Stock	6/4/2026	3,112	Surrender of 3,451 shares of Common Stock pursuant to the cashless exercises of warrants with an exercise price of $26.00 per share.
Common Stock	6/17/2026	1,616,779	Exchange and cancellation of 2,362,279 warrants exercisable for shares of Common Stock with an exercise price of $14.50 per share.

The securities referred to in this Item 3.02 on Form 8-K were issued and sold in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) afforded by Section 4(a)(2) and Section 3(a)(9), as applicable, of the Securities Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2026
Miami International Holdings, Inc.

By: /s/ Thomas P. Gallagher
Thomas P. Gallagher
Chairman and Chief Executive Officer